WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED JUNE 3, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED SEPTEMBER 30, 2015, OF

WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND

Effective at the close of business on June 3, 2016, the section titled “Management – Investment professionals” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted and replaced with the following:

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Anup Agarwal (Head of MBS/ABS), Chia-Liang Lian (Head of Emerging Markets Debt) and Mark S. Lindbloom (Portfolio Manager). Mr. Buchanan has been part of the portfolio management team for the fund since 2006. Mr. Leech has been part of the portfolio management team for the fund since 2012. Mr. Lindbloom has been part of the portfolio management team for the fund since 2013. Mr. Lian has been part of the portfolio management team for the fund since 2014. Mr. Agarwal has been part of the portfolio management team for the fund since 2015. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Effective at the close of business on June 3, 2016, the section titled “More on fund management – Investment professionals” in the fund’s Prospectus is deleted and replaced with the following:

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer), Anup Agarwal (Head of MBS/ABS), Chia-Liang Lian (Head of Emerging Markets Debt) and Mark S. Lindbloom (Portfolio Manager). Messrs. Buchanan, Leech and Lindbloom have been employed by Western Asset as investment professionals for at least the past five years. Mr. Lian has been employed by Western Asset as an investment professional since 2011. Prior to joining Western Asset, Mr. Lian was head of Emerging Asia Portfolio Management at Pacific Investment Management Company from 2005 to 2011. Mr. Agarwal has been employed by Western Asset as an investment professional since 2013. From 2007 to 2013, Mr. Agarwal served as Portfolio Manager and Head of Consumer Credit for Stark Investments, a global alternative investment firm. Mr. Buchanan has been part of the portfolio management team for the fund since its inception in 2006. Mr. Leech has been part of the portfolio management team for the fund since 2012. Mr. Lindbloom has been part of the portfolio management team for the fund since 2013. Mr. Lian has been part of the portfolio management team for the fund since 2014. Mr. Agarwal has been part of the portfolio management team for the fund since 2015.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

Please retain this supplement for future reference.

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